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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2002

MacroPore, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-32501 (Commission File Number)	330-827-593 (IRS Employer Identification No.)

6740 Top Gun Street
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 458-0900
(Registrant's telephone number, including area code)

(Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

        On May 15, 2002, MacroPore, Inc. ("MacroPore") issued a press release announcing its financial results for the quarter ended March 31, 2002. MacroPore's press release, dated May 15, 2002 is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

  (c)
  EXHIBITS

            The following is a list of exhibits filed as a part of this Form 8-K.

Exhibit No.	Description of Document
99.1	MacroPore, Inc. press release dated May 15, 2002

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROPORE, INC., a Delaware corporation
Date: May 15, 2002	By:	/s/ CHRISTOPHER J. CALHOUN Christopher J. Calhoun, Vice-Chairman, Chief Executive Officer, President and Secretary

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SIGNATURES